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SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2001 (November 20, 2001)

ESOFT, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

00-23527	84-0938960
(Commission File No.)	(IRS Employer Identification No.)

295 Interlocken Boulevard, Suite 500
Broomfield, Colorado 80021
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (303) 444-1600

Item 5.  Other Events.

    On November 27, 2001, eSoft, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Exhibits.

99.1	Press Release, dated as of November 27, 2001, entitled "eSoft Announces Prepayment of Gateway Note."

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ESOFT, INC.
Dated: November 27, 2001	By:	/s/ JEFFREY FINN Jeffrey Finn President & Chief Executive Officer

INDEX TO EXHIBITS

99.1	Press Release, dated as of November 27, 2001, entitled "eSoft Announces Prepayment of Gateway Note."

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  Item 5. Other Events.
  Item 7. Exhibits.
SIGNATURE
INDEX TO EXHIBITS